Odysight.AI

The World's First Predictive Maintenance Platform Powered by Visualization and Artificial Intelligence, Revolutionizing Safety, Cost-Saving, Operational Availability, and Sustainability



Elevator Controller
Fuel Tank
Rubber Controller
LG Doors
Main Right LG
Main Left LG

SYSTEM OVERVIEW

Our predictive maintenance system identifies potential equipment failures before they occur, proactively enhancing safety, minimizing risk of critical equipment failure, using Visual Sensing and AI\ML advanced processing

- We provide superior insights, and complement legacy systems based on vibrations, temperature and acoustics
- We own our intellectual property, including hardware and software components
- Our condition-based maintenance solution is comprised of hardware, software, and a maintenance license => recurring and growing revenue stream

- Our products have been used by NASA, the Israel Air Force (IAF), Israel Aerospace Industries (IAI), Elbit Systems and a Fortune 500 medical device provider
- Our target market is growing at a CAGR of c. 30%, projected to surpass $60 billion by 2030
- We assembled a first-class team of professionals with established relationships, proven experience and credibility among key clients



OUR VISION

Transitioning Aviation and Industry 4.0 from Legacy Maintenance Solutions to AI-Driven Maintenance Solutions

Legacy Aviation Maintenance > Manual & Scheduled Maintenance Procedures > Odysight.AI Vision-Based Assisted Maintenance > Odysight.AI Cloud-Enhanced Maintenance-as-a-Service > Odysight.AI Autonomous Vision Maintenance > **Autonomous Next Generation Maintenance**



OUR SOLUTION IN AN IAF SEAHAWK

- **Odysight.AI Processing Unit**
  Collecting / processing / detecting / recording up to 20 cameras
- **Multiple Visual Sensors**
  Integrated in hard-to-reach areas and monitoring safety critical elements
- **Cloud computing & services**
  Send data and insights
  Upload algorithms and software
  Fleet Management
- **User/Technician Dashboard**



Odysight.AI Sensors
Odysight.AI Processing Unit
Odysight.AI Technician Ground Tool

OUR TARGET MARKETS

The Global Predictive Maintenance Market is forecast to grow at a CAGR of 30% from c. $8bn to $60bn by 2030.

- The US DOD spends ~$90b per annum on weapon systems maintenance
- The US DOD Inspector General has mandated the implementation of predictive maintenance in all future DOD approved programs
- Our goal is to enhance safety, optimize operational availability, and achieve cost reduction

OUR CLIENTS AND PARTNERS

- Odysight.AI is prioritizing the aerospace and medical verticals due to its substantial competitive advantage and client demand, whilst conducting ongoing Proof of Concepts (POCs) with a diverse range of industrial blue-chip clients
- Our system is installed on Boeing, Lockheed Martin, Elbit platforms and we are already targeting industry 4.0 clients enhancing their sustainability

OUR ADDRESSABLE MARKETS

We are leveraging our successful POCs and launching commercial contracts, offering a readily deployable solution to a diverse global client base

	Aerospace	Medical	Rail and Transportation	Elevators
Annual Production	>2,500	300,000	>4,500	1.2m
Fleet	>55,000	Na	>100,000	20m
TAM	$11bn	$200m	$2.5bn	$10bn

OUR LEADERSHIP TEAM

Our management team possesses best in-breed product expertise, extensive client knowledge and established relationships



Yehu Ofer
CEO
Colonel (res.) Pilot and Commander, IAF, formerly senior executive roles at Elbit Systems, leading major full-scale R&D programs



Jacob Avinu
SVP Prod. Portfolio
Formerly Chief Engineer of HMDs & Sensors Advanced Capabilities R&D Group, Aerospace Division, Elbit Systems



Eli Israel
CTO
Formerly CTO at Gadfin, Director of R&D and Program Management at IAI and Israel MoD



Ido Molad
VP R&D
Formerly VP R&D at Ecoppia Scientific (TLV:ECPA)

DIRECTORS

Our directors bring unmatched expertise and industry insight, guiding strategic decisions with precision and vision in the dynamic aviation landscape



Prof. Benad Goldwasser
Founder and Chairman
A Professor of Medicine and serial entrepreneur, Founder and Chairman of multiple companies



Mori Arkin
Director
A leading pharmaceutical entrepreneur, Founder and Chairman at Arkin Holdings



Jackson Schneider
Director
Former President and CEO of Embraer Defense, currently a Research Scholar, Columbia University, prior leadership roles at Mercedes-Brasil and Unilever Brasil

RECENT PRESS RELEASES

Seahawk MOD Contract

Order from Major intl. Defense contractor

Financial Results 2023

For further information, please contact us at: info@odysight.ai

Odysight.AI

Disclaimer

No representation or warranty is made to the accuracy or completeness of this presentation. You must make your own investigation and assessment of the matters contained herein. In particular, no representation or warranty is given, and Odysight.ai Inc. has no responsibility, as to the achievement or reasonableness of any forecasts, estimates or statements as to prospects contained or referred to in this presentation.

This presentation includes statements that constitute forward-looking statements within the meaning of safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to future events or our future performance. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company's target market, verticals it is prioritizing, goals for the future and optimism about future growth. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. Those statements are based on information we have when those statements are made or our management's current expectation and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward- looking statements. Factors that may affect our results, performance, circumstances or achievements include, but are not limited to the following: (i) market acceptance of our existing and new products, including those that utilize our micro Odysight.ai technology or offer Predictive Maintenance and Condition Based Monitoring applications, (ii) lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device and related industries from much larger, multinational companies, (v) product liability claims, product malfunctions and the functionality of Odysight.ai's solutions under all environmental conditions, (vi) our limited manufacturing capabilities and reliance on third-parties for assistance, (vii) an inability to establish sales, marketing and distribution capabilities to commercialize our products, (viii) an inability to attract and retain qualified personnel, (ix) our efforts obtain and maintain intellectual property protection covering our products, which may not be successful, (x) our reliance on a single customer that accounts for a substantial portion of our revenues, (xi) our reliance on single suppliers for certain product components, including for miniature video sensors which are suitable for our Complementary Metal Oxide Semiconductor technology products, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain, (xiii) the impact of computer system failures, cyberattacks or deficiencies in our cybersecurity, (xiv) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical, global supply chain and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction and (xv) political, economic and military instability in Israel, including the impact on our operations of the October 7, 2023 attack by Hamas and other terrorist organizations from the Gaza Strip and Israel's war against them.

We cannot guarantee future results, levels of activity, performance or achievements. The matters discussed in this presentation also involve risks and uncertainties summarized under the heading "Risk Factors" in Odysight.ai Inc.'s annual report on Form 10-K as filed with the Commission on March 26, 2024. These factors are updated from time to time through the filing of reports and registration statements with the Commission. Any forward-looking statements contained in this presentation are made as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, Odysight.ai Inc. disclaims any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. This presentation contains trademarks, trade names, and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names, or service marks to imply, and such use or display should not be construed to imply, an endorsement or sponsorship of us by these other parties.

Odysight AI

The power of **vision**

We **see** what others do not.

We **perceive** what others cannot.



Odysight AI

Disclaimer

No representation or warranty is made to the accuracy or completeness of this presentation. You must make your own investigation and assessment of the matters contained herein. In particular, no representation or warranty is given, and Odysight.ai Inc. has no responsibility, as to the achievement or reasonableness of any forecasts, estimates or statements as to prospects contained or referred to in this presentation.

This presentation includes statements that constitute forward-looking statements within the meaning of safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to future events or our future performance. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, aspiration to become the mandated standard for the aerospace industry, expected Company role in transitioning aviation to AI-driven solutions, capabilities regarding our technology and forecasts regarding growth in our addressable market. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. Those statements are based on information we have when those statements are made or our management's current expectation and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward- looking statements. Factors that may affect our results, performance, circumstances or achievements include, but are not limited to the following: (i) market acceptance of our existing and new products, including those that utilize our micro Odysight.ai technology or offer Predictive Maintenance and Condition Based Monitoring applications, (ii) lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device and related industries from much larger, multinational companies, (v) product liability claims, product malfunctions and the functionality of Odysight.ai's solutions under all environmental conditions, (vi) our limited manufacturing capabilities and reliance on third-parties for assistance, (vii) an inability to establish sales, marketing and distribution capabilities to commercialize our products, (viii) an inability to attract and retain qualified personnel, (ix) our efforts obtain and maintain intellectual property protection covering our products, which may not be successful, (x) our reliance on a single customer that accounts for a substantial portion of our revenues, (xi) our reliance on single suppliers for certain product components, including for miniature video sensors which are suitable for our Complementary Metal Oxide Semiconductor technology products, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain, (xiii) the impact of computer system failures, cyberattacks or deficiencies in our cybersecurity, (xiv) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical, global supply chain and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction and (xv) political, economic and military instability in Israel, including the impact on our operations of the October 7, 2023 attack by Hamas and other terrorist organizations from the Gaza Strip and Israel's war against them.

We cannot guarantee future results, levels of activity, performance or achievements. The matters discussed in this presentation also involve risks and uncertainties summarized under the heading "Risk Factors" in Odysight.ai Inc.'s annual report on Form 10-K as filed with the Commission on March 26, 2024. These factors are updated from time to time through the filing of reports and registration statements with the Commission. Any forward-looking statements contained in this presentation are made as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, Odysight.ai Inc. disclaims any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. This presentation contains trademarks, trade names, and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names, or service marks to imply, and such use or display should not be construed to imply, an endorsement or sponsorship of us by these other parties.

The World's First Maintenance Platform Powered by Visualization and Artificial Intelligence

Specialized Solutions: Providing video sensor-based AI solutions for critical applications in aviation, transportation, and energy sectors, traded OTC (OTCQB: ODYS)

Proven Technology: Has been used by NASA for space applications and Fortune 500 Medical Device Company for minimally invasive spinal procedures

Intellectual Property: Complete development and ownership of IP (visual sensors and AI algorithms) by Odysight.AI

Industry Standard: Odysight.AI aspires to create and become the ICAO and FAA mandated standard for the Aerospace industry

Expert Team: Experienced professionals with established relationships and credibility among key clients

Commercial Success: Our system is installed on Boeing, Lockheed Martin, Elbit platforms and we are already targeting industry 4.0 clients enhancing their sustainability

Market Potential: A Total Addressable Market (TAM) exceeding $10 billion for systems currently operational growing to $60bn by 2030

Our Management Team Members



Yehu Ofer

CEO

Colonel (res.) Pilot and Commander, IAF, formerly filled various executive roles at Elbit Systems, leading major full-scale R&D programs



Jacob Avinu

Senior VP
Product Portfolio

Formerly Chief Engineer of HMDs & Sensors Advanced Capabilities R&D Group, Aerospace Division, Elbit Systems



Eli Israeli

CTO

Formerly CTO at Gadfin, Director of R&D and Program Management at IAI and Israel MoD



Ido Molad

VP R&D

Formerly VP R&D at Ecoppia Scientific (TLV:ECPA)

Our Directors



Prof. Benad Goldwasser



Mori Arkin



Jackson Schneider



Inbal Kreiss



Nir Nimrodi



Zeev Vurembrand



Ronit Rubin

Odysight^AI

Aviation's Overinvestment VS. Safety Dilemma

- Accidents and downtime are the costliest aspect of aviation.
- Maintenance is subject to strict regulations leading to costly over-maintenance.



potential risk w/o monitoring
potential additional use with monitoring
design life of component
Severe usage
Predicted usage
Mild usage
Life Consumption
Service w/o monitoring
Time in Operation

Odysight AI

Leading the Revolution Towards Safer and Smarter Aviation by Pioneering Visual Sensing and AI-Based Video Analytics

01

Our technology enables to see and perceive insights that no one else can

02

Preventing critical safety events before they occur

03

Improving operational availability



Odysight AI

Case Study: IAF AH-64 PP-Rod Monitoring



Problem:
Class A Accident

- Loose safety nut causing fatal crash
- Hidden behind fuel tank and rarely inspected
- Loss of human life and $100m platform

Odysight[ai] Video-based Sensor POC Solution

- Monitor and measure size/number of threads using trained AI models in real-time
- Platform automatically re-engages during out-of-sync event

US DOD Spends ~$90b Per Annum on Weapon Systems Maintenance

- The Inspector General of the US DOD has mandated the use of **predictive maintenance**
- The Goal - Improve weapon systems **operational availability**
- The Solution – **Odysight.AI's PHM system** using visual sensors, data analytics, and AI algorithms


INSPECTOR GENERAL
Audit of the Department of Defense's Implementation of Predictive Maintenance Strategies to Support Weapon System Sustainment


GAO
Report to the Committee on Armed Services, House of Representatives
MILITARY READINESS
Actions Needed to Further Implement Predictive Maintenance on Weapon Systems


DEPARTMENT OF DEFENSE
UNITED STATES OF AMERICA
Condition Based Maintenance Plus DoD Guidebook

Odysight AI

From Manual to Autonomous Aviation Maintenance



Legacy Aviation Maintenance

- Manual & Scheduled Maintenance Procedures
- Odysight.AI Vision-based Assisted Maintenance
- Odysight.AI Cloud-enhanced Maintenance-as-a-Service
- Odysight.AI Autonomous Vision Maintenance

Autonomous Next-Generation Maintenance



Transitioning aviation from legacy maintenance solutions to AI-driven maintenance solutions

Odysight.AI

Our Value Proposition

- Increase Safety
- Lower Downtime
- Spare Parts Management
- Implement Predictive Maintenance
- Insights

Odysight AI

OdysightAI System Architecture

Fully Integrated Solution

- OdysightAI Processing Unit collecting/processing /detecting/ recording up to 20 cameras
- Multiple visual sensors integrated in hard-to-reach areas monitoring safety critical elements
- Cloud computing & services:
  - Send data and insights
  - Upload algorithms and software
  - Fleet Management
- User/Technician Dashboard


OdysightAI
Sensors
OdysightAI Technician
Ground Tool
OdysightAI
Processing Unit

Odysight^AI Solution

Strong IP Protection

USA
Israel
Australia
Brazil
Canada
China
Europe
India
Japan
Korea
Singapore

Worldwide patent protection

16

Granted patents worldwide

5

Patent families related to imaging technology

16

Patent families

11

Patent families in the Predictive Maintenance field

Our Multi-Vertical Expansion Plan

Global Predictive Maintenance Market
Market is forecast to grow at a CAGR of 30%

From aerospace & defense to transportation industries, Odysight.AI provides solutions to safety critical verticals.

The addressable market is projected to grow at 30% annually from $8bn in 2023, reaching $60bn by 2030.


2022
USD 7.85bn
2030
USD 60bn

Odysight^AI

Potential UAV & Engine Market Categories



UAV OEM 1
UAV OEM 2
Engine Monitoring
~$8bn
UAV Engine OEM > 175,000
~$1bn
Light Aviation Engine > 10,000
~$5bn
Defense UAV Engine

Odysight AI

Near-Term Growth Strategy

Platform	System	Global Installations	Odysight Potential TAM
UAV	UAV engine	175,000 engines	> $8bn
UAV using jet engine	UAV jet engine	> 50,000 engines	> $9bn
Helicopters	Single point of failure systems	> 5,000	> $1bn
Locomotives	Single point of failure systems	> 100,000	> $2.5bn

Odysight AI

Thank You.

Odysight AI